Exhibit 99.1
2008 Institutional Investor Conference May 15, 2008

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company's control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company's prior filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2007 filed August 29, 2007 under Item 1A. "Risk Factors". ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise. We will reference certain non-generally accepted accounting principle financial measures, which we believe provide useful information for investors. We have posted the reconciliation of those measures to generally accepted accounting principles on the Investor Relations page of our website at www.acs-inc.com.

Welcome and Logistics Jon Puckett, Vice President, Investor Relations

Agenda and Logistics 8:00a Welcome and Logistics Jon Puckett, Vice President, Investor Relations 8:05a Strategy Lynn Blodgett, President & Chief Executive Officer 8:45a Operations Tom Burlin, Executive Vice President & Chief Operating Officer 8:55a State & Local Solutions Tom Burlin, Executive Vice President & Chief Operating Officer 9:10a Government Healthcare Solutions Chris Deelsnyder, Senior Vice President & Managing Director 9:25a Transportation Solutions Michael Huerta, Executive Vice President & Group President 9:40a Federal Solutions Tim Conway, Senior Vice President & Managing Director 9:55a Government Panel Lynn Blodgett, President & Chief Executive Officer - moderator Tom Burlin, Executive Vice President & Chief Operating Officer Michael Huerta, Executive Vice President & Group President Chris Deelsnyder, Senior Vice President & Managing Director Tim Conway, Senior Vice President & Managing Director 10:10a Break

Agenda and Logistics 10:30a Business Process Solutions Tom Blodgett, Executive Vice President & Group President 10:50a IT Solutions Derrell James, Executive Vice President & Group President 11:10a Human Capital Mgmt Solutions Ann Vezina, Executive Vice President & Group President 11:30a Payment Services Ann Vezina, Executive Vice President & Group President 11:45a Finance & Accounting Ann Vezina, Executive Vice President, Group President 12:00p Commercial Solutions & Lynn Blodgett, President & Chief Executive Officer - moderator Business Process Solutions Panel Ann Vezina, Executive Vice President & Group President Tom Blodgett, Executive Vice President & Group President Derrell James, Executive Vice President & Group President 12:15p Lunch Break Crest Room 1:00p Financial Update Kevin Kyser, Executive Vice President & Chief Financial Officer 1:20p Closing and Q&A Lynn Blodgett, President & Chief Executive Officer Tom Burlin, Executive Vice President & Chief Operating Officer Kevin Kyser, Executive Vice President & Chief Financial Officer 2:00p Meeting Adjourned

Strategy Lynn Blodgett, President & Chief Executive Officer

ACS Leadership Ann Vezina EVP, Group President, Commercial Solutions Tom Burlin EVP, Chief Operating Officer Tom Blodgett EVP, Group President, Business Process Solutions Lynn Blodgett President and Chief Executive Officer John Rexford EVP, Corporate Development Kevin Kyser EVP, Chief Financial Officer Derrell James EVP, Group President, ITO Solutions Michael Huerta EVP, Group President, Government Transportation Solutions Timothy Conway SVP, Managing Director Federal Solutions Christopher Deelsnyder SVP, Managing Director, Government Federal Healthcare Solutions Solutions Solutions Solutions Solutions Solutions Solutions Solutions Solutions Lora Villarreal EVP, Chief People Officer Tas Panos EVP, General Counsel Rebecca Scholl VP, Marketing and Communications

ACS formula for long-term success VERTICAL SOLUTIONS KEEP FRESH ADD NEW VERTICALS NEVER LET UP REMAIN NIMBLE SELL RECRUIT&RETAIN REPEAT

Horizontal and vertical focus Information Technology Human Capital Management Finance & Accounting Customer Care Transaction Processing Healthcare Transportation Financial Services Consumer Goods & Retail Public Sector Federal Manufacturing Telecommunications Payment Services Incubator & Strategic Accounts

Q&A

Operations Tom Burlin, Executive Vice President & Chief Operating Officer

Our service offerings are diverse

Commercial Solutions
~60% of ACS revenue

Information Technology Outsourcing

- Data center outsourcing, network management services, security services, systems integration services, desktop management services, help desk, application & software solutions, enterprise solution management, technology review & assessment

Communications & Consumer Goods

- Support entire wireless lifecycle: customer acquisitions, customer care, device support, data services wireless web support, loyalty plans & collections
- Retail service: supply chain efficiency, inventory management, data collection

Human Capital Management Solutions

- HR consulting services: retirement, health & welfare, communication, strategy, compensation, talent management
- HR outsourcing services: employee data management, ERP, employee service center, payroll, recruiting & relocation
- Total Benefit outsourcing: record keeping, self-service model, customer care center
- Learning: content development, administration, technology services

Healthcare Provider

- Consulting, application delivery, IT services & BPO to hospitals, healthcare systems, payers & health plans

Travel, Transportation & Logistics

- Transactional services: ticketing/ fulfillment, back office, on-line check-in support, data capture, storage & retrieval, payment processing, document management
- Customer care services: activations, collections, customer relationship management, order entry, payment processing
- Transportation/ logistics services

Payment Services

- Education Services: student financial aid & enrollment management, federal & private loan servicing
- Financial Solutions: sales reporting, CRM, data consolidation & reconciliation, compliance reporting, unclaimed property services, processing services to auto financing & leasing companies

Financial Services

- Financial services: credit applications, loan processing & lease administration

Finance & Accounting

- Billing, collections, employee payments, general accounting, closing process, procurement, treasury & cash management, accounts payable, expense accounting, payroll processing

Healthcare Payer and Insurance

- Processing & paying claims for managed healthcare plans
- Insurance services: administrative services, customer care, membership & billing, revenue cycle management, claims adjudication

Government Solutions
~40% of ACS revenue

State & Local

- Child support payment processing services
- Eligibility determination & case management
- Electronic benefit transfer services for federally funded programs
- Government records management services
- IT services
- Unclaimed property services
- Public safety and justice systems
- Tax and revenue systems

Healthcare

- Administrative & fiscal agent solutions for state Medicaid clients
- Pharmacy benefits management services for state clients
- Children's health administration
- Electronic health records

Transportation

- Electronic toll, fare payment & collection
- Commercial carrier & port management solutions
- Automated motor carrier tax & regulatory processing
- Public safety photo enforcement
- Traffic & parking management
- EMS billing & collection
- DMV customer care

Federal

- Student loan servicing
- Healthcare claims processing
- Electronic payment cards
- Administrative services
- Customer care

expertise in action™

A C S

Slide 12 2008 Institutional Investor Conference
© Affiliated Computer Services, Inc. [ACS] 2008

We drive continuous optimization across all businesses ABC At-home workers Procurement Real estate outsourcing Call center reengineering Interactive voice response Offshore Telecommunications architecture Technology automation Best practices Government Solutions Commercial Solutions Business Process Solutions Transportation Solutions ITO solutions Businesses Initiatives Driving continuous optimization across all initiatives

Belgium Canada Chile China Fiji France Germany India Ireland United Kingdom Japan Malaysia Netherlands Spain Poland Jamaica Philippines Hong Kong Israel Dominican Republic Guatemala Ghana Mexico United States Switzerland Italy Singapore Brazil United Arab Emirates Malta Our global delivery model is one of our many tools

We leverage our technology platforms Commercial Government Atlas ExpertPay SmartPA Kidstar @Vantage Enterprise MMIS EPPIC Customer Care ITO Framework Workflow Student Loan Processing Platform Zebra TBO Platforms

State & Local Solutions Tom Burlin, Executive Vice President & Chief Operating Officer

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions State & Local Solutions Healthcare Federal State & Local Government Solutions Transportation State & Local Child support payment processing services Eligibility determination & case management Electronic benefit transfer services for federally funded programs Government records management services IT services Unclaimed property services Public safety and justice systems Tax and revenue systems State & Local

Our State & Local Solutions strategy is... To leverage our footprint and solution portfolio to deliver services and solutions to State and Local clients which enhance the government's ability to operate and improves the lives of citizens. #1 in ...Processing Child Support Payments in the U.S.

S&L Solutions Market $10 Billion Opportunities Tax & Revenue HRO & ERP Child Support Enforcement Eligibility Customer Care Case Management Electronic Payment Public Safety Justice IT Outsourcing Records Management

Our State & Local customers include... State Health and Human Services Departments State Departments of Public Welfare State Treasury Departments State and municipal courts State IT Departments City Human Services Agencies City IT Departments County Social Services Departments County Land Records Agencies We have a presence in: > 500 counties > 1500 cities child support payments processed annually 89 MILLION

Case Study: Indiana Eligibility Under Indiana's modernization program there has been an average 11% improvement in the timeliness with which food stamps applications are processed THE SOLUTION THE RESULT Fragmented program administration High error rates costing taxpayers $100 million annually THE CHALLENGE Re-engineer business model to client-focused integrated service delivery system using internet-based technology Transition from distributed service delivery model at 100 facilities to eight call center and processing services centers statewide Leverage proprietary workflow solution and web tools Phased statewide rollout of new solution Re-engineered process has eased worker caseloads and reduced errors Improved timeliness of application processing and compliance expected to result in savings of $500 million over 10 years 11%

disbursed on electronic payment cards annually $ BILLION 7 .. 5

What is impacting our business? Attractive suite of cost- reducing or self-funded solutions attractive in times of budget tightness Solutions focused on fundamental needs (not discretionary) Anticipated government retirements drives need for external expertise Innovative solutions are more widely accepted by state and local clients Large footprint provides competitive advantage State and local budgets are significantly constrained for discretionary purposes Moderate pricing pressures in mature markets Procurement cycle times remain lengthy Localized opposition to outsourcing exists in some markets

Leverage ACS differentiators: Scalable, reusable technology platforms Activity Based Compensation Subject matter expertise State & Local Solutions Pathway to Growth Leverage broad service offerings across customer base Develop new service offerings with a focus on adjacent markets and segments Leverage all of ACS-wide technology solutions and services

Government Healthcare Solutions Chris Deelsnyder, Senior Vice President & Managing Director

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Government Healthcare Solutions Healthcare Federal State & Local Government Solutions Transportation Healthcare Administrative & fiscal agent solutions for state Medicaid clients Pharmacy benefits management services for state clients Children's health administration Electronic health records Healthcare

Our Government Healthcare Solutions strategy is... To provide our clients with health program management solutions to help them administer their programs, control the cost of healthcare and ensure healthier covered populations.

Expanding our service offerings provides us opportunity Transaction Processing Medicaid Management Info. Systems Enrollment Broker Prescription Benefits Management Worker's Compensation Systems Federal Health State Employee & Retiree Health Collections Care Management Population Health / Outcomes Mgt. Quality / Utilization Management Case/ Care Management Prior Authorization Automation Choice Counseling Long-Term Care Single Point of Entry Universal Health Connector, Plan Management Health Information Technology (HIT) Electronic Health Records Health Information Exchange Authentication Clinical Data Hubs Analytics Reporting / Dashboards Fraud Control / Auditing Coordination of Benefits Health Risk Assessment Program Impact Value

Our customers include... Manage healthcare services for 38 states Serve as fiscal agent for 15 state Medicaid Programs Provide Pharmacy Benefit Management administration for 32 state healthcare programs in 28 states and the District of Columbia Operate statewide electronic health record solutions for 4 states

Medicaid and Child Health Insurance Program recipients served annually 2 MILLION 2

Case Study: ACS' Electronic Health Records Solutions Improve Missouri's Delivery of Patient Information $117 MILLION Our innovative solutions contribute to $117 million in annual cost savings for the State of Missouri due to improved quality of care and reduced administrative costs THE SOLUTION THE RESULT Missouri needed to improve delivery of healthcare information to providers, pharmacists and consumers THE CHALLENGE ACS developed a suite of electronic health record applications (EHR) supported by a comprehensive clinical rules engine to deliver actionable information to empower Missouri providers Services provided: Full medical and pharmacy claims history and enable authorization capabilities for prescriptions and effective billing Give providers, pharmacists and consumers actionable and accessible information ACS' EHR solutions contribute to $117 million in annual savings for Missouri Improved quality of care and reduced administrative costs Over 2,200 physician sites are enrolled

5 0 in Medicaid claims processed annually BILLION $

What is impacting our business? Centers for Medicare and Medicaid Services push to modernize healthcare systems States demanding innovative solutions to manage healthcare outcomes in addition to healthcare costs Health information technology adoption by state and federal government ACS Health Enterprise delivery for three customers - AK, ND, NH Presidential Election - ACS readying for potential big shifts in government healthcare landscape

Government Healthcare Solutions Pathway to Growth Next Generation MMIS platform (ACS Health Enterprise) Combine controlling administrative costs with managing health outcomes Technology solutions Care management / disease management Ascend the value chain - Leverage transactional infrastructure: Focus on population health management Improve health outcomes through better care, case and disease management Advance health information technology and exchange Prevent fraud, waste and abuse

Transportation Solutions Michael Huerta, Executive Vice President & Group President

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Transportation Solutions Healthcare Federal State & Local Government Solutions Transportation Transportation Electronic toll, fare payment & collection Commercial carrier & port management Automated motor carrier tax & regulatory Public safety photo enforcement Traffic & parking management EMS billing & collection DMV customer care Transportation

Our Transportation Solutions strategy is... To provide transportation revenue collection and regulation compliance services to governments worldwide, where... Worsening congestion, safety and pollution Accelerating growth in global trade Inefficient regulatory frameworks Insufficient public funds ....creates a market opportunity for ACS #1 in Transportation Services to Governments Worldwide

Transit Fare Collection Urban Traffic Management Commercial Trucking Systems Off-street parking systems On-Street Parking Management DMV Outsourcing Transit Management Systems Roadside Photo Enforcement Infrastructure Concessions Electronic Toll Collection Broad view of transportation services

Our Transportation Solutions customers include... We started in the U.S. ....and are now expanding globally of fuel saved through weigh station bypass 3 MILLION GALLONS 0

Case Study: How Lyon Got Its Public Transport Back On Track 29% Our solution increased ticket validations by 29% between 2004 and 2007. THE SOLUTION THE RESULT Change passenger behavior Stop revenue loss Gather key passenger data that could help in future planning Strengthen access control and security THE CHALLENGE Gate control system at all metro stations to limit and monitor access Use of both MIFARE and CALYPSO smart card technology for maximum system flexibility and ISO compatibility Enhancement of ACS system to accept the new smart cards tickets of the regional railroad network, offering seamless multimodal transport ticketing service 29 percent increase in ticket validations between 2004-07 Gathered abundant consumer data that helped in analyzing typical users, peak periods, and preferred transportation modes in tolls collected annually for our clients $ BILLION 3

What is impacting our business? Strategic opportunities worldwide - recent signings in Middle East Inroads into concessions and BOT projects $850 million in USDOT grants to congested cities Increased acceptance of photo enforcement Signing of Orbital TMS acquisition End-to-end, complex solution requirements European competitors entering U.S. market Increased price competition, although customers still value quality Integration of our global infrastructure

Transportation Solutions Pathway to Growth Radiate by expanding services within existing client base Acquisitions to expand into adjacent markets Geographic expansion leveraging existing technology solutions Privatization initiatives in U.S. and abroad in tolling, parking, transit, airports, etc. Continued growth in traffic and transportation services and systems

Federal Solutions Tim Conway, Senior Vice President & Managing Director

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Federal Solutions Healthcare Federal State & Local Government Solutions Transportation Federal Student loan servicing Healthcare claims processing Electronic payment cards Administrative services Customer care Federal

Our Federal Solutions strategy is... To establish ACS as the recognized leader of innovative, results based business process and information technology services and solutions to the United States Federal Government. Operational efficiency Evolutionary transformation Innovation

We have a broad market opportunity in federal Fraud, waste and abuse Finance & Accounting ITIL consulting Network Management Human Resource Operations Security services Disaster recovery Transportation Management Solutions Electronic Benefit Transfer/ Electronic Payment Card Warehouse management - physical & electronic Customer Care Desktop management Federal Solutions COI Customer Intimacy Transaction Pricing ABC Data Center operations / outsourcing Constituent Services Infrastructure Services Lock Box / Collection Services Loan origination / consolidation Student Loan Servicing Mailroom & Administrative Services Healthcare Claims / Bills Processing BPS ITS

Customers we serve include... Customers we serve include...

I94 immigration documents processed annually 6 MILLION 3

Case Study: Common Services for Borrowers $100 MILLION We deliver annual savings of $100 million to the Department of Education and taxpayers ACS SOLUTION ACS SOLUTION RESULT CSB provides all mission critical business operations, information technology infrastructure, and full systems' life cycle services for managing a portfolio of more than 9.3 million borrowers and 40 million loans valued in excess of $95 billion. THE BACKGROUND Direct Loan Servicing System (ACS Asset) Debt Management and Collection System (GFE) The Direct Loan Consolidation System (GFE) Conditional Disability Discharge and Tracking System (GFE) Performance-based contract with incentives and disincentives $100 million annual savings to taxpayers and the Department Improved quality of customer service through implementation of web-based banking-related applications that permit 24/7 student loan self-servicing Lower loan default and delinquency rates realized through loan systems improvements Services provided: New loan bookings Loan consolidations Debt collection services Mailroom administrative services Print mail Inbound & outbound customer care Lock box services/payment processing financial reconciliations

Case Study: Medical Bill Processing for Department of Labor 3.5 MILLION Our highly configurable solution processes 3.5 million medical bills annually through electronic submission resulting in faster payments for Providers ACS SOLUTION THE RESULT DOL administers disability and workers compensation programs for certain workers, their dependents or survivors, to ease the financial and emotional burden resulting from work- related injury, disease, or death. THE BACKGROUND ACS provides comprehensive bills processing and pharmacy prescription processing services leveraging our Achieve billpay solution. Highly configurable solution that processes 3.5 million medical bills annually 24/7 customer service handles 1.2 million calls per year 1.6 million pharmacy prescriptions filled annually through point-of-sale solution Real-time verification/eligibility approval for claimants/providers via web portal Expedited health care and payments via pre-authorize approval processes Services provided: Determination / prior authorizations Mailroom administrative services Customer care Fraud, waste and abuse.

What is impacting our business? Support for our troops (both deployed and veterans) Increased outsourcing of non- core functions (uniforms on the battlefield) Aging government workforce Obvious need to improve efficiency Acquisition reform Increased Congressional oversight LM non-compete Contract vehicles Global War on Terror Near term budget issues (Deficit politics) Insufficient acquisition, program management and procurement workforce Increased emphasis on meeting small business goals 2008 = Election Year

Federal Solutions Pathway to Growth Leverage our assets / adapt ACS offerings to support federal market Employ a targeted acquisition strategy Become a trusted partner by delivering on our promise Play our Aces - Back Office Administrative Services Customer Care Finance and Accounting - EPC / EBT Transaction Processing - Payment and collection services

Government Panel Lynn Blodgett, President & Chief Executive Officer - Moderator Tom Burlin, Executive Vice President & Chief Operating Officer Michael Huerta, Executive Vice President & Group President Chris Deelsnyder, Senior Vice President & Managing Director Tim Conway, Senior Vice President & Managing Director

Break 10:10 am ^ 10:30 am, ET

Business Process Solutions Tom Blodgett, Executive Vice President & Group President

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Business Process Solutions Healthcare Federal State & Local Government Solutions Transportation Communications & Consumer Goods Support entire wireless lifecycle: customer acquisitions, customer care, device support, data services wireless web support, loyalty plans & collections Retail service: supply chain efficiency, inventory management, data collection Communications & Consumer Goods

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Business Process Solutions Healthcare Federal State & Local Government Solutions Transportation Healthcare Provider Consulting, application delivery, IT services & BPO to hospitals, healthcare systems, payers & health plans Healthcare Provider

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Business Process Solutions Healthcare Federal State & Local Government Solutions Transportation Travel, Transportat ion & Logistics Transactional services: ticketing/ fulfillment, back office, on-line check-in support, data capture, storage & retrieval, payment processing, document management Customer care services: activations, collections, customer relationship management, order entry, payment processing Transportation/ logistics services Travel, Transportation & Logistics

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Business Process Solutions Healthcare Federal State & Local Government Solutions Transportation Financial Services Financial services: credit applications, loan processing & lease administration Financial Services

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Business Process Solutions Healthcare Federal State & Local Government Solutions Transportation Healthcare Payer and Insurance Processing & paying claims for managed healthcare plans Insurance services: administrative services, customer care, membership & billing, revenue cycle management, claims adjudication Healthcare Payer and Insurance

Our Business Process Solutions strategy is... To utilize the Operational Excellence model to be the worldwide leader in low cost, high quality administration and customer care services Top tier rankings: Top 50 Best Managed Global Outsourcing Vendors by the Black Book of Outsourcing, 2007 Gartner's Top BPO Worldwide Vendors with Multiple Processes, 2006 BPO Service Provider to Healthcare Industries

Healthcare Payer Value Chain



High
Value Added
Low
Overall Strategy
Product Development
Financial Reporting
Budgeting and Forecasting
Strategic Planning & Analysis
Network/Provider Management
Sales & Marketing
Actuarial
Underwriting
Quality Control
Case Management
Disease Management
Utilization Management
Cost Containment - Fraud/Abuse
Customer Service
Premium Billing
Member and Provider Enrollment
Claim/Suspense Processing
Pre-Processing/Cleansing
EDI
Data Entry/Capture
Mail Room
TRANSACTIONAL
ANALYTICAL
GOVERNANCE
CURRENT
Low
Complexity of Interaction - Difficulty of Work or Control Concern
High

Slide 65 2008 Institutional Investor Conference
© Affiliated Computer Services, Inc. [ACS] 2008

Our Business Process Solutions clients include... Healthcare Payer and Insurance Healthcare Provider Financial Services Travel, Transportation, & Logistics Communications & Consumer Goods

customer care calls received each day in more than 90 locations worldwide 1 MILLION

Robust BPS Global Production Model Major Service Center Locations North America Accra, Ghana Montego Bay, Jamaica Kochi & Bangalore, India Manila, Philippines Guatemala City, Guatemala Juarez, Mexico Salt Lake City, Utah 4,740 FTE's Transaction Processing Customer Care Claims Processing Data Capture Problem Resolution Latin America EMEA Asia Pacific In-Region support and near- shore processing for Americas In-Region support for EMEA In-Region support and Global Off-shore production In-Region support for NA 900 FTE's Mailroom & Imaging AP/AR General Accounting Payroll Credit & Collections Services Transactions Credit Card Services Travel & Expense / P-Card Fixed Assets 1,320 FTE's Claims Processing Data Correction Data Verification Transaction Processing 3,480 FTE's Data Capture, Correction & Analysis Transaction Processing Customer Care Lexington, Kentucky

Case Study: ACS delivers innovative solutions to healthcare claims processing 50% Our innovative solutions helped our customer save 50% annual costs savings from their prior run rate THE SOLUTION THE RESULT THE CHALLENGE Client looked to ACS, their partner since 1999, to accomplish an aggressive 75 day ramp up to full data capture services of over 200,000 claims per week Client wanted to improve the number of claims that auto adjudicate Established facility in Lexington, KY Web-based solution integrates client's geographically dispersed offices End-to-end claims processing Intelligent Queue (IQ) process cleanses data Eliminates need for the client to rework documents Significantly increases number of documents that auto adjudicate 6 Week Ramp-up - 45% faster than expected 50% Annual Cost Savings 80% Auto Adjudication-- improved from 30% 75% Reduction in Cycle Time claims processed annually for 9 of the top 10 managed health plans MILLION 2 4 0

What is impacting our business? Difficult economy driving decisions to outsource More complex work being outsourced / offshored Consulting is lead generator for certain outsourcing work Transition from paper based rewards to electronic records Decline in mortgage volumes Consolidations in banking and travel industries

Business Process Solutions Pathway to Growth Radiate within existing clients to expand horizontal services provided Deliver top quality service to our clients Acquire key capabilities to enhance service delivery and add value to clients Drive new logo growth through a strong sales force

Information Technology Solutions Derrell James, Executive Vice President & Group President

Information Technology Solutions Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Commercial Solutions Human Capital Management Solutions Healthcare Federal State & Local Government Solutions Transportation Information Technology Outsourcing Data center outsourcing, network management services, security services, systems integration services, desktop management services, help desk, application & software solutions, enterprise solution management, technology review & assessment Information Technology Outsourcing Information Technology Outsourcing

Our Information Technology Solutions strategy is... Innovation Operational Excellence Client Intimacy Circle of Competitiveness Historical Strategy New ITO Strategy

IT Solutions Desktop Outsourcing Information Lifecycle Management We provide a broad range of services to our IT customers Disaster Recovery Managed IT Procurement Application Services Mainframe Outsourcing Remote Infrastructure Management SAP Solutions BSM Utility Computing Telecommunication Expense Management Virtualization End User Computing Help Desk Outsourcing Security Services Managed Storage Data Center Outsourcing Network Outsourcing Midrange Service Outsourcing Identity Management & RBAC

Our customers include... Our customers include...

mid-range systems and servers managed - approximately 1/3 managed remotely 2 0 0 0 0 ,

Information Technology Solutions Global Delivery



ACS Follow-the-Sun Support Delivery Model
U.S. CST
U.S. CST+6
U.S. CST+10.5
U.S. CST+13
U.S. CST+16-18
Hillsboro
AmberGlen -Beaverton
Eagan
Dearborn
Pittsburgh
Tarrytown
Phoenix
Dallas
Blythewood
Monterrey
Mexico City
Dublin
UK
Telford
Cork
Newport
Poland
Amsterdam
Bangalore
Kuala Lumpur
Philippines
COE
Data Center
□ Mainframe
◇ Midrange
○ Service Desk
△ Network Engineering
☆ Desktop
○ Production Control
D Disaster Recovery
A Applications
AmberGlen – Beaverton, Oregon □ ◇
Amsterdam, the Netherlands ◇ ○
Bangalore, India □ ◇ ○ ○ △
Blythewood, South Carolina □ ◇ ☆
Cork, Ireland □ ◇
Dallas, Texas □ ◇ ○ ○ △ A D
Dearborn, Michigan □ ◇
Dublin, Ireland □ ◇ ☆
Eagan, Minnesota □ ◇
Hillsboro, Oregon □ ◇ ○ ○
Telford, United Kingdom □ ◇ ○
Mexico City, Mexico □ ◇ ○ ☆
Monterrey, Mexico □ ◇ ○ ○ △
Newport, United Kingdom D
Phoenix, Arizona ◇
Pittsburgh, Pennsylvania □ ◇ ○ △ D
Tarrytown, New York □ ◇ ○

expertise in action™

A C S

Slide 79 2008 Institutional Investor Conference
© Affiliated Computer Services, Inc. [ACS] 2008

Case Study: Transformation at Scotts Reduce maintenance costs associated with remote file and printer servers at branch offices Maintain LAN-like file and print services performance to branch users Ensure timely and properly managed backups of mission-critical data Cisco Wide Area Application Services (WAAS) to boost print and file services performance across the WAN while reducing bandwidth utilization 18 Payback in less than 18 months through cost efficiencies of centralized data management Improved protection of mission- critical data with more effective backup procedures Increased capacity of bandwidth for future WAN needs Business agility to rapidly integrate acquired companies and deploy new branch office Increased employee productivity Return on Investment in less than 18 months through cost efficiencies of centralized data management THE SOLUTION THE RESULT THE CHALLENGE MONTHS million instructions per second (MIPS) processed at our 10 mega centers 5 5 0 0 0 ,

What is impacting our business? International acquisitions and growth Delivery of innovative solutions is key to winning and keeping customers Remote infrastructure monitoring is garnering more attention Increased use of automation to reduce service delivery costs Leveraging international infrastructure and commercial presence Pure play offshore entrants Commoditization of infrastructure offerings Market does not perceive ACS as Tier 1 ITO player

Information Technology Solutions Pathway to Growth Develop innovative client focused solutions Global expansion Increase pipeline and new logo business Provide the highest level of service delivery quality to our customers Standard delivery model

Human Capital Management Solutions (HCMS) Ann Vezina, Executive Vice President & Group President

Human Capital Management Solutions Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions (HCMS) Healthcare Federal State & Local Government Solutions Transportation Human Capital Management Solutions Consulting: retirement, health & welfare, communication, strategy, compensation, talent management Outsourcing: employee data management, ERP, employee service center, payroll, recruiting & relocation Total Benefit outsourcing: record keeping, self- service model, customer care center Learning: content development, administration, technology services Human Capital Management Solutions

Our HCMS strategy is... To provide end-to-end human resources consulting and outsourcing services to customers that recognize people are their most valuable investment.

Comprehensive HR Offering High Low Value Added

Our customers include... TBO Customers Buck Customers Learning Customers HRO Customers

and retirees receive HR services from ACS in more than 80 countries and 20 languages 4 MILLION EMPLOYEES 4

HCMS Global Delivery


Major Service Center Locations
Toronto, Canada
Tempe, Arizona
Little Falls, New Jersey
Cary, North Carolina
Monterrey, Mexico
Montego Bay, Jamaica
Sao Paulo, Brazil
Barcelona, Spain
Kochi & Bangalore, India
Kuala Lumpur, Malaysia
Tianjin, China

Global Back Office
- Kuala Lumpur, Malaysia
- English Voice Off-Shore
- Language Transactions
- Special Processes

North America Hub	Latin America Hub	EMEA Hub	APAC Hub
Tempe, AZ	Sao Paulo, Brazil	Barcelona, Spain	Kuala Lumpur, Malaysia

Little Falls, NJ
- Benefits Administration
- North America Mailroom

Toronto, Canada
- Canadian Benefits Admin
- Canadian spoke

Monterrey, Mexico
- Near-shore Service Center
- North American Payroll

Kochin, Bangalore, India
- Far-Shore Service Center
- Transaction Processing

Tianjian, China
- Regional spoke for China

Slide 90 2008 Institutional Investor Conference
© Affiliated Computer Services, Inc. [ACS] 2008

Case Study: Transforming HR delivery model results in savings THE SOLUTION THE RESULT Highly transactional HR role Outdated technology THE CHALLENGE Enable company to transform how HR services are delivered to employees and retirees Implement a phased technology strategy Create an integrated service delivery model with a transformed retained HR organization Integrate management of all HR service providers Services provided: Defined Benefit Employee Service Center Health and Welfare HRIS/HRIT Learning Services Provide cost savings early in the relationship Single global service delivery experience from both a technology and customer service perspective Access to innovative technologies that remain easily adaptable Payroll Relocation Employee self-service Performance Management Business Process Outsourcing e^billing Buck Communication Consulting 20% Delta saved 20% off their baseline costs after ACS transformed how HR services were delivered to its employees in defined contribution assets to 1.7 million participants administered $ BILLION 7 5

What is impacting our business? Market adoption of point solutions is increasing Market and client acceptance of standardized solutions is increasing, particularly in the mid market ACS offerings lend themselves well to certain point solutions ACS ability to leverage and standardize solutions for mid- market HRO Execution, cost and time to implement multi scope HRO Pursuit costs for multi-scope HR are high Market for multi-scope HRO continues to be cautious

HCMS Pathway to Growth Focus on selling existing point solutions to new clients Targeted acquisition strategy Expand global presence (consulting) Acquire point solution or niche player to complement existing offerings Radiate Sell services into existing client base Cross-sell consulting services into HRO, TBO and Learning customers Expand service capabilities with innovative product offerings Extend learning platform to mobile services Focus on mid-market solutions

Payment Services Ann Vezina, Executive Vice President & Group President

Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Finance & Accounting Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Payment Services Healthcare Federal State & Local Government Solutions Transportation Payment Services Education Services: student financial aid & enrollment management, federal & private loan servicing Financial Solutions: sales reporting, CRM, data consolidation & reconciliation, compliance reporting, unclaimed property services, processing services to auto financing & leasing companies Payment Services

Our Payment Services strategy is... To provide BPO services to colleges and universities, enabling them to reduce expenses and increase student services, while they focus on their core mission of providing higher education. #1 Independent third party servicer of education loans #1 Provider of Student Financial Aid BPO Services

We provide direct or end-to-end payment services to the Financial Services market Loan Servicing Billing Payment remittance Bank reconciliation Entitlement processing Regulatory reporting Portfolio management reporting Skip tracing Pre and post default collections Credit bureau reporting Insurance claim filing Loan Origination Application acceptance and review Document collection and verification Underwriting Disclosure Disbursement of funds Disbursement reporting In-bound/out-bound call center Loan Product Design and Marketing Customized loan product design Customized loan product marketing Customized web-site for loan product marketing and application processing Training and development of procedures

Our customers include...

or 9.6 million student loans serviced 1 BILLION 2 8 $

Case study: ACS delivered unique solution to student lender 10% The client has increased their loan volume serviced with ACS by 10% as a result of this project THE SOLUTION THE RESULT Lender wanted to attract new borrowers with a unique variable repayment plan 12-, 24-, 48-, or 72- month interest only payment options followed by 10-,15-, or 25-year amortized repayment schedule Lack of servicing platform or programming resources THE CHALLENGE ACS experts built and launched a variable repayment solution that worked in tandem with the ACS loan servicing platform Services provided: Loan Origination End to end to loan servicing The lender marketed this one-of-a- kind repayment program Nearly half of its borrowers signed up for the program within the first few months An immediate return on investment was realized Today, they're a preferred lender in the student loan market in financial aid disbursed annually $ BILLION 2

What is impacting our business? The largest independent service provider in the market Diverse business and client base provides potential opportunity in changing student loan market Our Guaranteed Loan Services platform represents a fully leveragable shared services model Reduced federal subsidies in Federal Family Education Loan (FFEL) market Credit market conditions further reduced profits for student loan lenders Over 60 lenders have exited the FFEL market

Payment Services Pathway to Growth Garner high volume of loans from remaining large lenders Federal Relief for Student Loan Liquidity provides opportunity to increase loan volumes Acquire loan volume from smaller competitors facing financial difficulty Focus acquisition activity on services impacted by credit market crisis

Finance & Accounting Ann Vezina, Executive Vice President & Group President

Finance & Accounting Payment Services Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Information Technology Outsourcing Commercial Solutions Human Capital Management Solutions Finance & Accounting Healthcare Federal State & Local Government Solutions Transportation Billing, collections, employee payments, general accounting, closing process, procurement, treasury & cash management, accounts payable, expense accounting, payroll processing Finance & Accounting Finance & Accounting

Our strategy is... To transform F&A processes and create immediate efficiencies through the use of ACS leveragable technologies and centers of excellence

ACS F&A Comprehensive Services Overall F&A Strategy Financial Reporting Expense Analysis Cash Control Budgeting and Forecasting Strategic Planning and Analysis Internal Audit Account Reconciliation Receivables Analysis Tax Management Banking Treasury and Risk Management Accounts Receivable Fixed Assets Billing Accounts Payables Travel & Expense Reporting High Complexity of Interaction - Difficulty of Work or Control Concern Complexity of Offshore Mix High Low Rules Based with Decisions Strategic Data Preparation Transactional: Rules Based F&A Policy Transactional Treasury Customer Service Data Entry Payroll Onshore/Offshore Continuum Credit & Collections General Ledger Procurement

Our client list is unequaled

Accounts payable transactions processed annually, disbursing $178 billion in vendor payments in more than 35 currencies 7 MILLION 5

Robust F&A Global Production Model



Major Service Center Locations
Salt Lake City, Utah
Tempe, Arizona
Juarez, Mexico
Monterrey, Mexico
Ft Myers, Florida
Montego Bay, Jamaica
Barcelona, Spain
Krakow, Poland
Kochi & Bangalore, India
Manila, Philippines
Sao Paulo, Brazil

North America

In-Region support for NA

900 FTE's
- Mailroom & Imaging
- AP/AR
- General Accounting
- Payroll
- Credit & Collections
- Services Transactions
- Credit Card Services
- Travel & Expense / P-Card
- Fixed Assets

Latin America

In-Region support and near-shore processing for Americas

1,400 FTE's
- Mailroom & Imaging
- AP/AR
- General Accounting
- Payroll
- Credit & Collections
- Travel & Expense
- Fixed Assets

EMEA

In-Region support for EMEA

500 FTE's
- Mailroom & Imaging
- AP/AR
- General Accounting
- Payroll
- Credit & Collections
- Travel & Expense

Asia Pacific

In-Region support and Global Off-shore production

1,700 FTE's
- AP/AR
- General Accounting
- Payroll
- Procurement
- Credit & Collections
- Services Transactions
- Travel & Expense

expertise in action™

ACS

Slide 111

2008 Institutional Investor Conference

© Affiliated Computer Services, Inc. [ACS] 2008

AP Transformation Decreased FTEs by 61% Shortened cycle time by 25 days Higher customer service Credit & Collections 43 day contract cycle Decreased DSO by 9 days Decreased dropped call rate by 33% Cash Apps & National Accounts Collections Increased ACS to 86% of receivable portfolio Increase percentage of checks processed in 1 day from 88% to 97% Case Study: ACS Performance + Trust = Expand and Radiate in Office Depot One of the innovative solutions we delivered reduced dropped call rates by 33% THE CHALLENGE Inefficient F&A processes Paper driven environment Long cycle times Low customer service Lack of standard process and accountability Rising expenses ACS partnership established in 2000 to drive process standardization, efficiency, and accountability Designed a complete image and data warehouse for AP documents and data. Rebadged key Credit & Collections team to expedite transition Consistently delivered results to meet OD Financial Objectives THE SOLUTION 33% THE RESULT in accounts receivables collected annually $ BILLION 2 0 0

Factors influencing our Finance & Accounting business Strong ACS F&A global network of service delivery capability Continued organic growth in Fortune 100 client base ACS technology advantage Proven operational excellence model Market does not perceive ACS as a transformational F&A service provider - we are told we are too modest Successfully ramping new business signings Market growth driving strong increase in competitors

Finance & Accounting Pathway to Growth Increase innovation and automation in order-to -cash function Continue to expand geographic presence Expand industry verticals (consumer goods and financial services) Expand into other processes within existing single function clients

Commercial and Business Process Solutions Panel Lynn Blodgett, President & Chief Executive Officer - Moderator Ann Vezina, Executive Vice President & Group President Tom Blodgett, Executive Vice President & Group President Derrell James, Executive Vice President & Group President

Lunch 12:15 pm ^ 1:00 pm, ET

Financial Update Kevin Kyser, Executive Vice President & Chief Financial Officer

Historical financial performance reflects culture of growth


Revenue
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
CAGR = 19%
FY98
FY07


Adjusted EPS
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
CAGR = 19%
FY98
FY07

expertise in action

Slide 119 2008 Institutional Investor Conference
© Affiliated Computer Services, Inc. [ACS] 2008

Our goal is to deliver good, consistent growth Focus Top line growth with consistent operating margins Grow operating profit and free cash flow Key metrics New business signings Depth and breadth of pipeline Client renewal rates Capital intensity of new business Operating leverage Technology solutions Activity based compensation Offshore Centralized procurement Project management expertise

18% Our revenue mix is diverse 14% 5% 2% 13% 13% 10% 4% 6% 5% 5% 2% 3% Communications & Consumer Goods Financial Services Travel, Transportation & Logistics Healthcare Payer and Insurance Healthcare Provider Payment Services Finance & Accounting Information Technology Outsourcing Human Capital Management Solutions Healthcare Federal Commercial Solutions ~60% of ACS revenue State & Local Transportation Government Solutions ~40% of ACS revenue

Our business model is defensive Significant base of recurring revenue Provide mission critical services Information technology Administration Human resources Finance & accounting Customer care Payment services Recurring Non-recurring 0.85 0.15 Federally funded State General Fund Self funded 0.45 0.2 0.35 Majority of Government revenue is not subject to state budgets

Contractual price reduction: 2% of base Revenue ramp within current year Current year signings: 25-30% of signings Prior year signings: 60-65% of prior signings Assumptions: Average contract life: 5 years Target renewal rate: 90% Price reduction on renewal: 10% Transaction volumes: neutral Recurring revenue model Impact on growth -2% -2% -2% +7% +4% +5% Non- recurring Non- recurring Recurring Recurring $ in millions

Non-recurring revenue is comprised of... Consulting Human resources Healthcare SAP Short-term projects Technology implementation projects Equipment sales 900 100 90 100 395 4B

Margins are impacted by... Revenue mix Level of new business signings and revenue ramp Level of price reductions on renewals and existing contracts Operational execution Wage increases Level of offshore and ABC penetration Leverage of overall spend

Revenue and margins driven by diverse business mix State & Local Transportation Government Healthcare Federal Business Process Solutions Information Technology Human Capital Management Payment Services Finance & Accounting Margins Revenue Growth

We expect signings will grow between 25- 30% over fiscal 2007 FY04 FY05 FY06 FY07 FY08 Actual 576.558 677.422 762.236 606.952 590.641 Forecast 197.397 $ in millions

Ramp of new business impacts several key metrics Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Revenue ($ in millions) 7.709 10.037 10.066 10.185 10.245 3.415 Capex (% of revenue) 0.307 0.19 0.008 0.005 0.016 0.008 EBIT (% of revenue) -0.098 0.187 0.202 0.215 0.196 0.196 Free Cash Flow ($ in millions) -2.323 0.573 2.13 2.133 1.843 0.64 $ in millions % of revenue Note: Model above is based on an Information Technology contract and may not be indicative of all new business signings.

We are delivering good, consistent free cash flow Goals Free cash flow 6-8% of revenue Capex 5-7% of revenue Reduce DSO's through the year Key drivers Capex on new business signings DSO reduction Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms Supplier payment terms FY05 and FY06 free cash flow has been adjusted for a $76 million benefit and $86 million payment, respectively, related to transition services associated with the HR business we acquired from Mellon. FY06 free cash flow has also been adjusted for $26 million in pre-acquisition bonus payments related to the HR business we acquired from Mellon.

Capital intensity varies by business unit Capital intensity varies by business unit FY08 Average

Completed almost 90 acquisitions in 20 years as a company Our acquisition strategy has been successful Acquisition criteria Successful technology based outsourcing business Strong management team Recurring revenue model Predictable margins Accretive to earnings in year 1 Similar culture and business philosophy Typical multiples Revenue: 0.8x - 1.5x EBITDA: 5.0x - 7.0 x

We are disciplined in our approach to valuation FY 2005 FY 2006 FY 2007 FYTD 2008 Purchase Price 635 236 171 164 Revenue 828 390 146 142 6 Transactions 5 Transactions 6 Transactions 6 Transactions

Acquisitions have provided leverage in vertical markets Commercial Segment Unibase - Commercial BPO Arthur Anderson - F&A Outsourcing AFSA - Student Loan Processing CyberRep - Customer Care Mellon - HR Outsourcing Government Segment Consultec - State Healthcare Lockheed IMS - State & Local BPO ASCOM - Transportation

Our long-term financial goals Revenue growth Internal at or above market Acquired revenue Adjusted operating margins 11-12% Earnings per share Growth in line to slightly higher than revenue growth Free cash flow 6-8% of revenue

Closing and Q&A Lynn Blodgett, President & Chief Executive Officer Tom Burlin, Executive Vice President & Chief Operating Officer Kevin Kyser, Executive Vice President & Chief Financial Officer

Thank you

Supplemental Schedules Institutional Investor Conference May 15, 2008

Non-GAAP Measures Use of Non-GAAP Financial Information The Company reports its financial results in accordance with GAAP. However, the Company uses certain non-GAAP performance measures, including adjusted earnings per share and free cash flow to provide both management and investors a more complete understanding of the Company's underlying operational trends and results. Management uses these non-GAAP measures to provide additional meaningful comparisons between current results and prior results, and as a basis for planning and forecasting for future periods. Reconciliation of Reported GAAP Earnings per Share to Adjusted Non-GAAP Earnings per Share - In addition to reporting earnings per share on a GAAP basis, the Company has also made certain non-GAAP adjustments which are described in "Description of Non-GAAP Adjustments" and are reconciled to the corresponding GAAP measure in the attached financial schedules titled "Reconciliation of Reported Results to Income Adjusted for Certain Non-GAAP Items" included in this presentation. In making these non-GAAP adjustments, the Company takes into account the impact of items that are infrequently occurring or that are non-operational in nature. Management believes that the exclusion of these items provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information. Management uses non-GAAP measures in its budgeting and forecasting processes and to further analyze its financial trends, as well as making financial comparisons to prior periods presented on a similar basis. The Company's management uses non-GAAP financial measures in its own evaluation of the Company's performance, particularly when comparing performance to prior periods, and the Company believes that providing such adjusted results allows investors and other users of the Company's financial statements to better understand the Company's comparative operating performance for the periods presented. The Company's non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Although the Company's management believes non-GAAP measures are useful in evaluating the performance of its business, the Company acknowledges that items excluded from such measures may have a material impact on the Company's operating income, pretax income, net income and earnings per share calculated in accordance with GAAP. Therefore, management uses non-GAAP measures in conjunction with GAAP results. Investors and users of our financial information should also consider the above factors when evaluating our results.

Non-GAAP Measures (Continued) Free cash flow - is measured as operating cash flow (net cash provided by operating activities, as reported in our consolidated statements of cash flows) less capital expenditures (purchases of property, equipment and software, net of sales, as reported in our consolidated statements of cash flows) less additions to other intangible assets (as reported in our consolidated statements of cash flows). We believe that this free cash flow metric provides an additional measure of available cash flow after we have satisfied the capital expenditure requirements of our operations, and should not be taken in isolation to be a measure of cash flow available for us to satisfy all our obligations and execute our business strategies. We also rely on cash flows from investing and financing activities which, together with free cash flow, are expected to be sufficient for us to execute our business strategies. Our measure of free cash flow may not be comparable to similarly titled measures of other companies.

Non-GAAP Measures (Continued) SEE "SUMMARY OF NON-GAAP FINANCIAL MEASURES" FOR A DISCUSSION OF THIS INFORMATION

Non-GAAP Measures (Continued) SEE "SUMMARY OF NON-GAAP FINANCIAL MEASURES" FOR A DISCUSSION OF THIS INFORMATION